February 4, 2003


                              LEONETTI GROWTH FUND,
                  a series of Professionally Managed Portfolios

                        Supplement dated February 4, 2003
                    To the Prospectus dated October 28, 2002
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     The Board of Trustees of Professionally Managed Portfolios has consented to liquidate the Leonetti Growth Fund (the "Fund") by February 27, 2003, but you are welcome to redeem your shares before that date. As a result of the decision to pursue liquidation of the Fund, investors are no longer permitted to purchase shares of the Fund as of the date of this supplement. If the Fund has not received your redemption request by February 27, 2003, your shares will be redeemed in cash on February 27, 2003 and you will receive from the Fund your share of the liquidation proceeds, subject to any required withholding. Checks will be issued to all shareholders of record on each account.





               Please retain this Supplement with the Prospectus.